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                                                                 EXHIBIT 10.15.1

                             FIRST AMENDMENT TO THE
                            TRAVEL SERVICES AGREEMENT

         This First Amendment to the Travel Services Agreement ("First Amendment"), is made effective as of July 16, 2003, by and between Westran Services Corp., a California corporation ("Westran"), and Westcorp, a California corporation ("Westcorp"), Western Financial Bank, a federally chartered savings bank (the "Bank"), WFS Financial Inc, a California corporation ("WFS"), WestFin Insurance Agency, Inc., a California company ("WFIA"), and WestFin Securities Corporation, a California company ("WestFin") ("Companies" or in the singular "Company").

                                     RECITAL

         Whereas the Companies have entered into a Travel Services Agreement on August 28, 2002; and

         Whereas the Companies desire to reflect changes to the hourly rate structure pursuant to the acquisition of a new corporate aircraft.

                                    AGREEMENT

         Now therefore, in consideration of the mutual promises set forth herein, and in reliance upon the recital set forth above, the parties agree as follows:

1.       Time and Method of Payment:

         Section 3.1. The second sentence is amended to read:

                  "The current rate is $2,388 per hour for use by a company within the Westcorp family of companies."

         Except as specifically amended herein, all terms of the Agreement shall remain in full force and effect.

                         [Signatures on following page]


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         In Witness Whereof, the undersigned have executed this Agreement on the date set forth below to be effective as of the date first set forth above.

August __, 2003

WESTRAN SERVICES CORP                        WESTCORP

By: _____________________________            By: _______________________________

WFS FINANCIAL INC                            WESTERN FINANCIAL BANK

By: _____________________________            By: _______________________________

WESTFIN INSURANCE AGENCY, INC.

By: _____________________________